EXHIBIT 10.1

JOINDER, COMMITMENT INCREASE, AND REALLOCATION AGREEMENT

THIS JOINDER, COMMITMENT INCREASE, AND REALLOCATION AGREEMENT (this “Agreement”) is made this 26th day of June, 2024, by and among Truist Bank (“New Lender”), Bank of America, N.A., as administrative agent for the lenders (in such capacity, “Administrative Agent”), and Landsea Homes Corporation, a Delaware corporation (“Borrower”). Reference is made to the Amended and Restated Credit Agreement, dated as of April 19, 2024, by and among Borrower, each of the Lenders defined therein (collectively, together with New Lender, “Lenders”), Administrative Agent and the other parties thereto (as renewed, extended, modified, and amended from time to time prior to the date hereof, the “Credit Agreement”). Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

W I T N E S S E T H

WHEREAS, pursuant to Section 2.14 of the Credit Agreement, Borrower has requested an increase in the Aggregate Commitments; and

WHEREAS, New Lender has agreed to join the Credit Agreement as a Lender and provide a Commitment thereunder to accommodate Borrower’s request.

NOW, THEREFORE, the parties hereto agree as follows:

1.             Lender Joinder. Subject to the terms and conditions set forth herein:

(a)       New Lender hereby (i) agrees to become a “Lender” under the Credit Agreement; (ii) joins in, becomes a party to, and agrees to comply with and be bound by the terms and conditions of the Credit Agreement, to the same extent as if New Lender were an original signatory thereto; and (iii) agrees to provide a Commitment to Borrower under the Credit Agreement on the date hereof in the amount set forth opposite New Lender’s name on Schedule 2.01 attached hereto; and

(b)       New Lender hereby (i) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby; and (ii) agrees that it will (A) independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.             Commitment Schedule; Reallocations. Subject to the terms and conditions set forth herein, upon the effectiveness of this Agreement, Schedule 2.01 of the Credit Agreement is hereby replaced with Schedule 2.01 attached hereto. Upon the effectiveness of this Agreement, Borrower, Administrative Agent and Lenders shall make such reallocations, sales, assignments and other relevant actions in respect of each Lender’s Loans as are necessary in order that such Lender’s Loans reflect such Lender’s Applicable Percentage of the outstanding Aggregate Commitments on the date hereof, and (unless otherwise waived by a Lender in its sole discretion) Borrower agrees to compensate each Lender for any loss, cost or expense incurred by such Lender in connection with the reallocation described above, in each case on the terms and in the manner set forth in Section 3.05 of the Credit Agreement.

3.             Joint Lead Arranger and Co-Syndication Agent. Upon the effectiveness of this Agreement, Truist Securities, Inc. shall be a joint lead arranger and New Lender shall be a co-syndication agent under the Credit Agreement, and all references therein to “Arrangers” shall, collectively and individually as the context may require, refer to Truist Securities, Inc. in its capacity as a joint lead arranger and New Lender, in its capacity as a co-syndication agent.

4.             Representations and Warranties. Borrower hereby represents and warrants that:

(a)       Borrower has the power to execute and deliver this Agreement and to perform its obligations hereunder; and Borrower has duly authorized such execution, delivery and performance.

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(b)       This Agreement constitutes a legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as limited by Debtor Relief Laws and the applicable of general principles of equity (regardless of whether such enforceability is considered in proceedings in equity or at law).

(c)       The representations and warranties of Borrower in the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct on and as of this Agreement, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date and except that for purposes of this paragraph, the representations and warranties contained in Section 6.02 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.03 of the Credit Agreement.

(d)       No Default has occurred and is continuing or would result from giving effect to this Agreement.

(e)       The conditions set forth in Section 2.14 of the Credit Agreement have been satisfied as of the date hereof.

5.            Conditions Precedent. The effectiveness of this Agreement is subject to satisfaction of the following conditions precedent:

(a)	Administrative Agent shall have received this Agreement, duly executed and delivered by New Lender, Administrative Agent, and Borrower;

(b)	a Note for New Lender (to the extent requested by New Lender);

(c)	Administrative Agent shall have received a certificate of each Loan Party dated as of the date hereof (in sufficient copies for each Lender) signed by a Responsible Officer of such Loan Party (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to this Agreement, and (ii) in the case of Borrower, certifying that, before and after giving effect to this Agreement, (A) the representations and warranties contained in Article VI of the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that for purposes of this paragraph, the representations and warranties contained in Section 6.02 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 7.03 of the Credit Agreement, and (B) no Default exists or would result from giving effect to this Agreement;

(d)	(x) upon the reasonable request of any Lender made at least fifteen (15) days prior to the date hereof, Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including the PATRIOT Act, in each case at least ten (10) days prior to the date hereof and (y) at least ten (10) days prior to the date hereof, any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered, to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party;

(e)	the representations and warranties set forth herein shall be true and correct;

(f)	no Default shall have occurred and be continuing or would result from giving effect to this Agreement;

(g)	payment by Borrower of all fees and other amounts due and payable on or prior to the date hereof, including, without limitation, any applicable fees set forth in any applicable Fee Letter or any other Loan Document, and reimbursement or payment of all costs and expenses required to be reimbursed or paid by Borrower hereunder, including all fees, charges and disbursements of counsel to Administrative Agent (directly to such counsel if requested by Administrative Agent); and

(h)	receipt by Administrative Agent of such other documents or instruments as Administrative Agent may reasonably require to evidence the ratification of each Loan Party’s continuing Obligations.

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6.             Miscellaneous.

(a)       The Loan Documents are hereby ratified and affirmed by Borrower and shall remain in full force and effect. Borrower represents and warrants to Administrative Agent that the conditions set forth in Section 2.14 of the Credit Agreement have been satisfied as of the date hereof.

(b)       This Agreement shall constitute one of the Loan Documents.

(c)       This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York. This Agreement, together with the Credit Agreement and the other Loan Documents, embodies the entire agreement and understanding relating to the subject matter hereof.

(d)       This Agreement may be in the form of an Electronic Record (and may be delivered by e-mail or facsimile) and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same letter agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by Bank of America, N.A. of a manually signed paper Communication which has been converted into electronic form (such as scanned into pdf format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

[Signature Pages Follow.]

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IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first stated above.

NEW LENDER:

TRUIST BANK

By:	/s/ Ryan Almond
	Name:	Ryan Almond
	Title:	Director

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Joinder, Commitment Increase, and Reallocation Agreement

Accepted and agreed as of the date first stated above:

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.

By:	/s/ Lisa Berishaj
	Name:	Lisa Berishaj
	Title:	Vice President

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Joinder, Commitment Increase, and Reallocation Agreement

Accepted and agreed as of the date first stated above:

BORROWER:

LANDSEA HOMES CORPORATION

By:	/s/ Chris Porter
	Name:	Chris Porter
	Title:	Chief Financial Officer

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Joinder, Commitment Increase, and Reallocation Agreement

To induce Administrative Agent and New Lender to enter into this Agreement, the undersigned hereby (a) consent and agree to its execution and delivery and the terms and conditions thereof, (b) agree that this document in no way releases, diminishes, impairs, reduces, or otherwise adversely affects any guaranties, assurances, or other obligations or undertakings of any of the undersigned under any Loan Documents, (c) confirms and ratifies its continuing unconditional obligations as a Guarantor under the Guaranty, as it may be amended or otherwise modified hereby, with respect to all of the Guaranteed Obligations (as defined therein), and (d) waive notice of acceptance of this Agreement, which Agreement binds each of the undersigned and their respective successors and permitted assigns and inures to the benefit of Administrative Agent, the L/C Issuers and Lenders and their respective successors and permitted assigns.

GUARANTORS:

LANDSEA HOMES US CORPORATION, a Delaware corporation

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

LANDSEA HOMES- WAB 2 LLC, a Delaware limited liability company

GARRETT WALKER HOMES, LLC, an Arizona limited liability company

AV1, LLC, an Arizona limited liability company

GWH NCC, LLC, an Arizona limited liability company

GWH MOUNTAIN VIEWS, LLC, an Arizona limited liability company

BETHANY RANCH, LLC, an Arizona limited liability company

GWH GRAND VILLAGE, LLC, an Arizona limited liability company

GWH NCC-71, LLC, an Arizona limited liability company

GWH PARK FOREST, LLC, an Arizona limited liability company

GWH WEST POINTE ESTATES, LLC, an Arizona limited liability company

GWH WEST POINTE VILLAGE, LLC, an Arizona limited liability company

GWH TRENTON PARK, LLC, an Arizona limited liability company

GWH SUNDANCE, LLC, an Arizona limited liability company

GWH NORTHERN FARMS, LLC, an Arizona limited liability company

GWH NCC 13 & 14, LLC, an Arizona limited liability company

ACOMA COURT, LLC, an Arizona limited liability company

Pinnacle West Homes M72 LLC, an Arizona limited liability company

GWH SUNSET FARMS, LLC, an Arizona limited liability company

GWH NCC 9 & 11, LLC, an Arizona limited liability company

GWH SUNRISE, LLC, an Arizona limited liability company

PINNACLE WEST HOMES CENTERRA LLC, an Arizona limited liability company

THOMPSON ROAD, LLC, a Florida limited liability company

HFB MARION RIDGE, LLC, a Florida limited liability company

HFB TRINITY PLACE, LLC, a Florida limited liability company

HANOVER SUNRISE RIDGE, LLC, a Florida limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

PINNACLE WEST HOMES DESTINY LLC, an Arizona limited liability company

LS-VERRADO VICTORY DUPLEX LLC, a Delaware limited liability company

LS-EASTMARK V LLC, a Delaware limited liability company

LS-VEH COUNTRY CLUB LAKES LLC, a Delaware limited liability company

LS-VEH EAGLE CREST LLC, a Florida limited liability company

LS-VEH GEORGIANA RESERVE LLC, a Delaware limited liability company

LS-VEH ST. JOHN’S LLC, a Delaware limited liability company

LS-VEH HALIFAX ESTATE LLC, a Delaware limited liability company

LS-VEH HALIFAX BULOW LLC, a Delaware limited liability company

LS-VEH LAKE HELEN LLC, a Delaware limited liability company

LS-VEH REDTAIL LLC, a Delaware limited liability company

LS-VEH LLC, a Delaware limited liability company

LS-VEH 2 LLC, a Delaware limited liability company

LS-VEH TX LLC, a Delaware limited liability company

LS-VEH TX 2 LLC, a Delaware limited liability company

LS-VEH JUNCTION LLC, a Delaware limited liability company

LS-FL COURTYARDS AT WATERSTONE LLC, a Delaware limited liability company

LANDSEA HOMES- WAB LLC, a Delaware limited liability company

LS MANAGER VALE LLC, a Delaware limited liability company

LS-SUNNYVALE LLC, a California limited liability company

THE VALE PA-1 OWNER, LLC, a Delaware limited liability company

THE VALE PA-2 OWNER, LLC, a Delaware limited liability company

THE VALE PA-3 OWNER, LLC, a Delaware limited liability company

HFB STOREY CREEK, LLC, a Delaware limited liability company

LS-SAN TAN GATEWAY LLC, a Delaware limited liability company

LANDSEA INSURANCE AGENCY LLC, a Delaware limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

LS-MILPITAS LLC, a Delaware limited liability company

LS-LIDO LLC, a Delaware limited liability company

LS-NEWARK LLC, a Delaware limited liability company

LS-CHANDLER LLC, a Delaware limited liability company

LS-CHATSWORTH LLC, a Delaware limited liability company

LS-ONTARIO II LLC, a Delaware limited liability company

LS-ONTARIO LLC, a Delaware limited liability company

PINNACLE WEST HOMES E92 LLC, an Arizona limited liability company

LS-EASTMARK LLC, a Delaware limited liability company

LS-TRACY LLC, a Delaware limited liability company

LS-GOODYEAR LLC, a Delaware limited liability company

LS-ANAHEIM LLC, a Delaware limited liability company

LS-925 WOLFE LLC, a Delaware limited liability company

LS-BENTRIDGE LLC, a Delaware limited liability company

LS-51 PEORIA LLC, a Delaware limited liability company

MERCEDES PREMIER HOMES, LLC, a Florida limited liability company

MERCEDES PREMIER HOMES JACKSONVILLE LLC, a Florida limited liability company

MERCEDES PREMIER HOMES MELBOURNE LLC, a Florida limited liability company

VINTAGE ESTATE HOMES LLC, a Florida limited liability company

VINTAGE ESTATE HOMES OF TEXAS LLC, a Florida limited liability company

MERCEDES PREMIER REALTY, LLC, a Florida limited liability company

COUNTRY CLUB LAKES DEVELOPERS, LLC, a Florida limited liability company

HERITAGE POINT COMMUNITY DEVELOPERS LLC, a Florida limited liability company

THOUSAND OAKS DEVELOPMENT, LLC, a Florida limited liability company

GEORGIANA COMMUNITY DEVELOPERS, LLC, a Florida limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

THE JUNCTION COMMUNITY DEVELOPERS, LLC, a Florida limited liability company

LANDSEA URBAN LLC, a Delaware limited liability company

LANDSEA CONSTRUCTION INC., a Delaware corporation

LANDSEA CONSTRUCTION LLC, a California limited liability company

LANDSEA CONSTRUCTION ARIZONA INC., a Delaware corporation

LANDSEA REAL ESTATE INC., a California corporation

LANDSEA REAL ESTATE, NEW JERSEY, L.L.C., a Delaware limited liability company

LANDSEA REAL ESTATE CALIFORNIA, INC., a California corporation

LANDSEA REAL ESTATE ARIZONA INC., a Delaware corporation

VE HOMES, LLC, a Florida limited liability company

HFB SKY VENTURES, LLC, a Florida limited liability company

HFB FIRST PLACE, LLC, a Florida limited liability company

HFB SUNRISE, LLC, a Florida limited liability company

HFB GREENFIELD, LLC, a Florida limited liability company

HFB HORSE CREEK, LLC, a Florida limited liability company

HFB TRINITY LAKES, LLC, a Florida limited liability company

HFB WILLIAMS PRESERVE, LLC, a Florida limited liability company

HFB LAKES, LLC, a Florida limited liability company

HFB WIREGRASS PARTNER, LLC, a Florida limited liability company

PSH PARTNERSHIP, LLC, a Florida limited liability company

WILLIAMS PRESERVE PHASE III, LLC, a Florida limited liability company

HFB BERESFORD WOODS, LLC, a Florida limited liability company

HFB KENTUCKY SQUARE, LLC, a Florida limited liability company

HFB HAMMOCK RESERVE, LLC, a Florida limited liability company

LANDSEA HOMES OF COLORADO LLC, a Delaware limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

LANDSEA HOMES OF CALIFORNIA LLC, a Delaware limited liability company

LS-SANTA CLARA LLC, a Delaware limited liability company

LS-DANVILLE LLC, a Delaware limited liability company

LS-WALNUT CREEK LLC, a California limited liability company

LS-SF JORDAN RANCH LLC, a California limited liability company

LS-NOVATO LLC, a Delaware limited liability company

LS-WILDER LLC, a Delaware limited liability company

LS-ALAMEDA MARINA LLC, a Delaware limited liability company

LS-SAN JUAN LLC, a Delaware limited liability company

LS-PLACENTIA LLC, a Delaware limited liability company

LS-FONTANA LLC, a Delaware limited liability company

LS-LA SIMI MEZZ LLC, a Delaware limited liability company

LS-LA SIMI LLC, a California limited liability company

LS-OC PORTOLA LLC, a California limited liability company

PORTOLA PA-1 MEZZ OWNER LLC, a Delaware limited liability company

PORTOLA PA-1 OWNER, LLC, a Delaware limited liability company

PORTOLA PA-3 MEZZ OWNER LLC, a Delaware limited liability company

PORTOLA PA-3 OWNER, LLC, a Delaware limited liability company

PORTOLA PA-4 MEZZ OWNER LLC, a Delaware limited liability company

PORTOLA PA-4 OWNER, LLC, a Delaware limited liability company

PORTOLA PA-5 MEZZ OWNER LLC, a Delaware limited liability company

PORTOLA PA-5 OWNER, LLC, a Delaware limited liability company

PORTOLA PA-5B MEZZ OWNER LLC, a Delaware limited liability company

PORTOLA PA-5B OWNER, LLC, a Delaware limited liability company

LS-14 Ave Member LLC, a Delaware limited liability company

LS-14 AVE JV LLC, a Delaware limited liability company

LS-14 Ave Mezz LLC, a Delaware limited liability company

LS-14 Ave LLC, a Delaware limited liability company

LANDSEA TITLE LLC, a Delaware limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

LANDSEA HOMES OF TEXAS LLC, a Delaware limited liability company

LANDSEA HOMES OF FLORIDA LLC, a Delaware limited liability company

LANDSEA HOMES OF ARIZONA LLC, a Delaware limited liability company

LS-NORTH PHOENIX LLC, a Delaware limited liability company

LS-QUEEN CREEK LLC, a Delaware limited liability company

LS-QUEEN CREEK II LLC, a Delaware limited liability company

LS-VERRADO MARKETSIDE LLC, a Delaware limited liability company

LS-CITRUS PARK LLC, a Delaware limited liability company

GWH HOLDINGS, LLC, an Arizona limited liability company

JJAZ CONSTRUCTION, LLC, an Arizona limited liability company

GW SALES, LLC, an Arizona limited liability company

54 WINDSOR, LLC, an Arizona limited liability company

ALICE PARK, LLC, an Arizona limited liability company

SUMMERS PLACE AT BASELINE, LLC, an Arizona limited liability company

THE GROVE AT BASELINE, LLC, an Arizona limited liability company

THE RIDGE, LLC, an Arizona limited liability company

TOWNLEY PARK, LLC, an Arizona limited liability company

SFGW, LLC, an Arizona limited liability company

OLIVE PARK, LLC, an Arizona limited liability company

PARADISE 21, LLC, an Arizona limited liability company

SGCR, LLC, an Arizona limited liability company

SMGWH, LLC, an Arizona limited liability company

CDR11, LLC, an Arizona limited liability company

GRAND MANOR, LLC, an Arizona limited liability company

GWH CANTADA, LLC, an Arizona limited liability company

HEARN MANOR, LLC, an Arizona limited liability company

HNM, LLC, an Arizona limited liability company

LS-LCF CA, LLC, a Delaware limited liability company

LANDSEA DEVELOPMENT ARIZONA LLC, an Arizona limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

GUARANTORS CONTINUED:

PINNACLE WEST HOMES HOLDING LLC, a Delaware limited liability company

A & J COMPANIES, LLC, an Arizona limited liability company

PINNACLE WEST HOMES AND DEVELOPMENT, LLC, an Arizona limited liability company

PINNACLE WEST HOMES ALAMAR LLC, an Arizona limited liability company

PINNACLE WEST HOMES ENCANTA LLC, an Arizona limited liability company

PINNACLE WEST HOMES HIGHLANDS LLC, an Arizona limited liability company

PINNACLE WEST HOMES E-69 LLC, an Arizona limited liability company

PINNACLE WEST HOMES E70 LLC, an Arizona limited liability company

PINNACLE WEST HOMES M71 LLC, an Arizona limited liability company

PINNACLE WEST HOMES E44 LLC, an Arizona limited liability company

PINNACLE WEST HOMES V117 LLC, an Arizona limited liability company

PINNACLE WEST HOMES E48 LLC, an Arizona limited liability company

HANOVER FAMILY BUILDERS, LLC, a Florida limited liability company

HFB ARDMORE PHASE III, LLC, a Florida limited liability company

HFB CELERY AVENUE, LLC, a Florida limited liability company

HFB CYPRESS HAMMOCK, LLC, a Florida limited liability company

HFB CYPRESS OAKS, LLC, a Florida limited liability company

HFB ORCHID TERRACE, LLC, a Florida limited liability company

HFB PRESERVATION POINTE LLC, a Florida limited liability company

HFB RIDGEVIEW LLC, a Florida limited liability company

LS-ANTHEM LLC, a Delaware limited liability company

ANTARES ACQUISITION, LLC, a Texas limited liability company

By:	/s/ Chris Porter
Name:	Chris Porter
Title:	Chief Financial Officer

Address for Notices:

1717 McKinney Ave., Suite 1000
Dallas, Texas 75202
Attn: Kelly Rentzel

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Joinder, Commitment Increase, and Reallocation Agreement

Schedule 2.01A

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$150,000,000.00	32.967032967%
U.S. Bank National Association	$100,000,000.00	21.978021978%
Truist Bank	$100,000,000.00	21.978021978%

East West Bank	$40,000,000.00	8.791208791%

Zions Bancorporation, N.A. DBA Amegy Bank	$40,000,000.00	8.791208791%

Texas Capital Bank	$25,000,000.00	5.494505495%

Total	$455,000,000.00	100.000000000%